    As filed with the Securities and Exchange Commission on November 1, 1996
                                                           Registration No. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                              BOSTON CHICKEN, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            DELAWARE                                            36-3904053
    ------------------------                              ----------------------
(State or other jurisdiction of                              (I.R.S. Employer
 incorporation or organization)                             Identification No.)

                           14103 DENVER WEST PARKWAY
                                 P.O. BOX 4086
                          GOLDEN, COLORADO 80401-4086
         ------------------------------------------------------------
         (Address of principal executive offices, including zip code)

                              BOSTON CHICKEN, INC.
                        1995 EMPLOYEE STOCK OPTION PLAN
                        -------------------------------
                            (Full title of the plan)

                                DONALD J. BINGLE
                        VICE PRESIDENT, GENERAL COUNSEL,
                                 AND SECRETARY
                              BOSTON CHICKEN, INC.
                           14103 DENVER WEST PARKWAY
                                 P.O. BOX 4086
                          GOLDEN, COLORADO  80401-4086
                                 (303) 278-9500

           (Name, address and telephone number of agent for service)

                                    COPY TO:
                               PATRICK J. MALONEY
                               BELL, BOYD & LLOYD
                           THREE FIRST NATIONAL PLAZA
                             70 WEST MADISON STREET
                          CHICAGO, ILLINOIS 60602-4207
                                 (312) 372-1121

                        CALCULATION OF REGISTRATION FEE

========================================================================================================================
                                                              Proposed             Proposed
                                                               Maximum              Maximum
              Title of                  Amount to          Offering Price          Aggregate            Amount of
     Securities to be Registered     be Registered(1)         Per Share         Offering Price      Registration Fee
------------------------------------------------------------------------------------------------------------------------
    Common Stock, $.01 par value     1,742,173 Shares         $27.79(2)         $48,414,988(2)         $14,672(2)
------------------------------------------------------------------------------------------------------------------------
    Common Stock, $.01 par value     1,257,827 Shares         $36.38(3)         $45,759,747(3)         $13,867(3)
========================================================================================================================

(1) This registration statement also covers an indeterminate number of shares of Common Stock which may be issuable pursuant to the antidilution provisions of the plan.

(2) Based upon a weighted average of the price at which the options may be exercised solely for the purpose of calculating the registration fee in accordance with Rule 457(h).

(3) Estimated in accordance with Rule 457(h) solely for the purpose of calculating the registration fee and based upon the average of the high and low sale prices of the registrant's Common Stock on the Nasdaq National Market System on October 25, 1996 as reported by The Wall Street Journal (Western edition).

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(A) PROSPECTUS


Item 1.  Plan Information.

      Not required to be included in this registration statement.

Item 2.  Registrant Information and Employee Plan Annual Information.

      Not required to be included in this registration statement.

                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.  Documents Incorporated By Reference.

      This registration statement on Form S-8 relates to the registration of shares of common stock of Boston Chicken, Inc. (the "Company"), $.01 par value (the "Common Stock").

      The following documents heretofore filed by the Company with the Securities and Exchange Commission (the "Commission") are incorporated herein by reference:

      (1) The Company's Annual Report on Form 10-K for the year ended December 31, 1995, which was filed with the Commission on March 4, 1996.

      (2) The Company's Current Report on Form 8-K dated April 10, 1996, which was filed with the Commission on April 11, 1996.

      (3) The Company's Quarterly Report on Form 10-Q for the quarter ended April 21, 1996, which was filed with the Commission on June 1, 1996.

      (4) The Company's Current Report on Form 8-K dated June 17, 1996, which was filed with the Commission on July 2, 1996, as amended by the Company's Current Report on Form 8-K/A, which was filed with the Commission on September 3, 1996.

      (5) The Company's Quarterly Report on Form 10-Q for the quarter ended July 14, 1996, which was filed with the Commission on August 26, 1996.

      (6) The description of the Company's Capital stock set forth under the caption "Description of Capital Stock" in the Company's registration statement on Form S-1 (Reg. No. 33-81001), which description is incorporated by reference in the

            Company's registration statement on Form 8-A dated November 4, 1993 for the registration of the Common Stock under Section 12(g) of the Securities Exchange Act of 1934, as amended ("Exchange Act").

      All reports and other documents subsequently filed by the Company pursuant to Sections 13(a), 13(c), 14, and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment to this registration statement which indicates that all of the securities offered hereby have been sold or which deregisters all of such securities then remaining unsold, shall be deemed to be incorporated by reference in this registration statement and to be a part hereof from the date of filing of such documents. Any statement, including financial statements, contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this registration statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this registration statement.

Item 4.  Description of Securities.

      Not applicable.

Item 5.  Interests of Named Experts and Counsel.

      Not applicable.

Item 6.  Indemnification of Directors and Officers.

      Section 145 of the Delaware General Corporation Law authorizes indemnification of directors, officers, employees, and agents of the Company; allows the advancement of costs of defending against litigation; and permits companies incorporated in Delaware to purchase insurance on behalf of directors, officers, employees, and agents against liabilities whether or not in the circumstances such companies would have the power to indemnify against such liabilities under the provisions of the statute.

      The Company's Certificate of Incorporation provides for indemnification of the Company's officers and directors to the fullest extent permitted by
Section 145 of the Delaware General Corporation Law. The Company maintains directors and officers insurance covering its executive officers and directors.

      The Company's Certificate of Incorporation eliminates, to the fullest extent permitted by Delaware law, liability of a director to the Company or its stockholders for monetary damages for a breach of such director's fiduciary duty of care except for liability where a director (a) breaches his or her duty of loyalty to the Company or its stockholders, (b) fails to act in good faith or engages in intentional misconduct or knowing violation of law, (c) authorizes payment of an illegal dividend or stock repurchase, or (d) obtains an improper personal benefit. While liability for monetary damages has been eliminated, equitable remedies such as injunctive relief or rescission remain available. In addition, a director is not relieved of his or her responsibilities under any other law, including the federal securities laws.

Item 7.  Exemption From Registration Claimed.

      Not applicable.

Item 8.  Exhibits.

      The exhibits to this registration statement are listed in the Exhibit Index which appears elsewhere herein and is hereby incorporated by reference.

Item 9.  Undertakings.

      (a)   The undersigned registrant hereby undertakes:

      (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement;

            (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended ("Securities Act");

            (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement;

            (iii) To include any material information with respect to the plan of distribution not previously disclosed in this registration statement or any material change to such information in the registration statement;

provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the registration statement is on Form S-3, S-8, or Form F-3, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the registrant pursuant to Section 13 or
Section 15(d) of the Exchange Act that are incorporated by reference in this registration statement.

      (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

      (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.


      (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

      (h) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers, and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer, or controlling person of the registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, as amended (the "Securities Act"), the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Golden, State of Colorado, on October 31, 1996.

                                        BOSTON CHICKEN, INC.


                                        By:         /s/ Scott A. Beck
                                           -------------------------------------
                                                      Scott A. Beck
                                               Co-Chairman of the Board and
                                                 Chief Executive Officer

      Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated on October 31, 1996.


       Signature                                     Title
       ---------                                     -----
   /s/ Scott A. Beck               Co-Chairman of the Board, Chief Executive
---------------------------         Officer, and Director (Principal Executive
     Scott A. Beck                  Officer)


   /s/ Saad J. Nadhir              Co-Chairman of the Board, President, and
---------------------------         Director
     Saad J. Nadhir

   /s/ Mark W. Stephens            Vice Chairman of the Board, Chief Financial
---------------------------         Officer, and Director (Principal Financial
     Mark W. Stephens               Officer)


   /s/ Laurence M. Zwain           Vice Chairman of the Board and Director
---------------------------
     Laurence M. Zwain

   /s/ Mark R. Goldston            Vice Chairman of the Board and Director
---------------------------
     Mark R. Goldston

     /s/ Mark A. Link              Vice President-Financial Reporting
---------------------------         (Principal Accounting Officer)
       Mark A. Link

   /s/ Dean L. Buntrock            Director
---------------------------
     Dean L. Buntrock

  /s/ Arnold C. Greenberg          Director
---------------------------
    Arnold C. Greenberg

   /s/ J. Bruce Harreld            Director
---------------------------
     J. Bruce Harreld

  /s/ M Howard Jacobson            Director
---------------------------
     M Howard Jacobson

     /s/ Peer Pedersen             Director
---------------------------
       Peer Pedersen

                                 EXHIBIT INDEX


EXHIBIT                                                                                             SEQUENTIAL
NUMBERS                                          EXHIBITS*                                         PAGE NUMBER**
-------                                          ---------                                         -------------
 4.1(a)      Certificate of Incorporation of the Registrant, as amended (incorporated by reference to Exhibit 4.1 to the Registrant's Registration Statement on Form
                S-8 (Reg. No. 33-71930)).

 4.1(b)      Certificate of Amendment to Certificate of Incorporation of the Registrant
                (incorporated by reference to Exhibit 3 to the Registrant's Quarterly
                Report on Form 10-Q for the quarter ended April 21, 1996).

 4.3         Indenture dated as of February 1, 1994 by and between the Registrant and Harris
                Trust and Savings Bank, as Trustee, which includes as Exhibit A the form of
                Debenture for the Registrant's 4-1/2% Convertible Subordinated Debentures
                Due 2004 (incorporated by reference to Exhibit 4.1  to the Company's 1993 annual report on Form 10-K).

 4.4(a)      Amended and Restated Credit Agreement dated as of May 18, 1994 among the
                Registrant, the Lenders named therein, and Bank of America Illinois
                (formerly Continental Bank N.A.), as Agent (incorporated by reference to
                Exhibit 4.3 to the Registrant's Registration Statement on Form S-1 (Reg.
                No. 33-79280)).

 4.4(b)      First  Amendment to Credit Agreement dated as of July 8, 1994 among the
                Registrant, the Lendersnamed therein, and Bank of America Illinois, as
                Agent (incorporated by reference to Exhibit 4.3(b) to the Registrant's
                Registration Statement on Form S-1 (Reg. No. 33-81810)).

 4.4(c)      Second Amendment to Credit Agreement dated as of December 22, 1994 among the
                Registrant, the Lenders named therein, and Bank of America Illinois, as
                Agent (incorporated by reference to Exhibit 4.4(c) to the Registrant's 1994 annual report on Form 10-K).

 4.4(d)      Third  Amendment to Credit Agreement dated as of February 10, 1995 among the
                Registrant, the Lenders named therein, and Bank of America Illinois, as
                Agent (incorporated by reference to Exhibit 4.4(d) to the Registrant's 1994 annual report on Form 10-K).

 4.4(e)      Fourth Amendment to Credit Agreement dated as of March 24, 1995 among the
                Registrant, the  Lenders named therein, and Bank of America Illinois, as
                Agent (incorporated by reference to Exhibit 4.4(e) to the Registrant's 1994 annual report on Form 10-K).

 4.4(f)      Fifth  Amendment to Credit Agreement dated as of May 5, 1995 among the
                Registrant, the Lenders named therein, and Bank of America Illinois, as
                Agent (incorporated by reference to Exhibit 4.5(f) to the Registrant's
                Registration Statement on Form S-3 (Reg. No. 33-92040)).


--------------------

 * In the case of incorporation by reference to documents filed under the Securities Exchange Act of 1934, as amended, the registrant's file number under that Act is 0-22802.

** This information appears only in the manually signed original of the registration statement.

EXHIBIT                                                                                             SEQUENTIAL
NUMBERS                                          EXHIBITS*                                         PAGE NUMBER**
-------                                          ---------                                         -------------
 4.4(g)      Sixth Amendment to Credit Agreement dated as of July 11, 1995 among the
                Registrant, the Lenders named therein, and Bank of America Illinois, as
                Agent (incorporated by reference to Exhibit 4(b) to the Registrant's
                Quarterly Report on Form 10-Q for the quarter ended July 9, 1995).

 4.4(h)      Seventh Amendment to Credit Agreement dated as of September 7, 1995 among the
                Registrant, the Lenders named therein, and Bank of America Illinois, as
                Agent (incorporated by reference to Exhibit 4.4(h) to the Registrant's
                Registration Statement on Form S-3 (Reg. No. 33-98922)).

 4.4(i)      Eighth Amendment to Credit Agreement dated as of September 26, 1995 among the
                Registrant, the Lenders named therein, and Bank of America Illinois, as
                Agent (incorporated by reference to Exhibit 4.4(i) to the Registrant's
                Registration Statement on Form S-3 (Reg. No. 33-98922)).

 4.4(j)      Ninth Amendment to Credit Agreement dated as of January 19, 1996 among the
                Registrant, the Lenders named therein, and Bank of America Illinois, as
                Agent (incorporated by reference to Exhibit 4.4(j) to the Registrant's
                Registration Statement on Form S-1 (Reg. No. 33-81001)).

 4.4(k)      Tenth Amendment to Credit Agreement dated as of January 30, 1996 among the
                Registrant, the Lenders named therein, and Bank of America Illinois, as
                Agent (incorporated  by reference to Exhibit 4.4(k) to the Registrant's
                Registration Statement on Form S-1 (Reg. No. 33-81001)).

 4.4(l)      Eleventh Amendment to Credit Agreement dated as of March 1, 1996 among the
                Registrant, the Lenders named therein, and Bank of America Illinois, as
                Agent (incorporated by reference to the Registrant's 1995 annual report on
                Form 10-K).

 4.4(m)      Twelfth Amendment to Credit Agreement dated as of April 19, 1996 among the
                Registrant, the Lenders named therein, and Bank of America Illinois, as
                Agent (incorporated by reference to Exhibit 4.2 to the Registrant's
                Quarterly Report on Form 10-Q for the quarter ended April 21, 1996).

 4.4(n)      Thirteenth Amendment to Credit Agreement dated as of May 17, 1996 among the
                Registrant, the Lenders named therein, and Bank of America Illinois, as
                Agent (incorporated by reference to Exhibit 4.3 to the Registrant's
                Quarterly Report on Form 10-Q for the quarter ended April 21, 1996).

 4.4(o)      Fourteenth Amendment to Credit Agreement dated as of July 12, 1996 among the
                Registrant, the Lenders named therein, and Bank of America Illinois, as
                Agent.

 4.7         Concurrent Private Placement Agreement dated November 8, 1993 (incorporated by reference to Exhibit 4.7 to the Registrant's Registration Statement on Form
                S-1 (Reg. No. 33-73870)).

 4.8         Second Amended and Restated Piggyback Registration Agreement dated November  8,
                1993 (incorporated by reference to Exhibit 4.8 to the Registrant's
                Registration Statement on Form S-1 (Reg. No. 33-73870)).


--------------------

 * In the case of incorporation by reference to documents filed under the Securities Exchange Act of 1934, as amended, the registrant's file number under that Act is 0-22802.

** This information appears only in the manually signed original of the registration statement.

EXHIBIT                                                                                             SEQUENTIAL
NUMBERS                                          EXHIBITS*                                         PAGE NUMBER**
-------                                          ---------                                         -------------
 4.9        Form of Certificate for Common Stock (incorporated by reference to Exhibit 4.7 to the Registrant's Registration Statement on Form S-1 (Reg.  No.  33-
                69256)).

 4.10       Stock Purchase Agreements dated as of March 24, 1995 by and between the
                Registrant and Einstein/Noah Bagel Corp. ("ENBC"), formerly known as
                Einstein Bros. Bagels, Inc., formerly known as Progressive Bagel Concepts,
                Inc. (incorporated by reference to Exhibit 4.10 to the Registrant's 1994 annual report on Form 10-K).

 4.11       Stock Purchase Agreement dated March 31, 1995 by and between the Registrant and
                ENBC (incorporated by reference to Exhibit 4.11 to the Registrant's
                Registration Statement on Form S-1 (Reg. No. 33-79280)).

 4.12       Registration Rights Agreements dated as of March 24, 1995 between the Registrant and ENBC. (incorporated by reference to Exhibit 4.11 to the Registrant's
                1994 annual report on Form 10-K).

 4.13       Registration Rights Agreement dated as of March 31, 1995 by and between the
                Registrant and ENBC (incorporated by reference to Exhibit 4.13 to the
                Registrant's Registration Statement on Form S-1 (Reg. No. 33-79280)).

 4.14       Indenture dated as of June 1, 1995 by and between the Registrant and Chemical
                Bank, as Trustee, which includes as an  Exhibit the form of LYON for the
                Registrant's Liquid Yield Option Notes due 2015 (incorporated by reference to Exhibit 4.14 to the Registrant's Registration Statement on Form S-3
                (Reg. No. 33-93872)).

 4.15       Stock Purchase Agreement dated August 10, 1995 by and between the Registrant and
                ENBC (incorporated by reference to Exhibit 4.15 to the Registrant's
                Registration Statement on Form S-1 (Reg. No. 33-96230)).

 4.16       Registration Rights Agreement dated August 10, 1995 by and between the
                Registrant and ENBC (incorporated by reference to Exhibit 4.16 to the
                Registrant's Registration Statement on Form S-1 (Reg. No. 33-96230)).

 4.17       Warrant Purchase Agreement dated July 18, 1996 by and between the Registrant and
                Market Partners, L.L.C. and Form of Warrant.

 4.18       Registration Rights Agreement dated September 27, 1996 by and between the
                Registrant and Market Partners, L.L.C.

 5          Opinion of Bell, Boyd & Lloyd (including consent).

15          Not applicable.

23.1        Consent of Arthur Andersen LLP.

23.2        Consent of Bell, Boyd & Lloyd (included in Exhibit 5).


--------------------

 * In the case of incorporation by reference to documents filed under the Securities Exchange Act of 1934, as amended, the registrant's file number under that Act is 0-22802.

** This information appears only in the manually signed original of the registration statement.




                                       3